UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2022

Clinigence Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 East Sunrise Blvd., Suite 1204 Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 449-4703

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CLNH	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 16, 2022, Clinigence Holdings, Inc. (the “Company”) held a special meeting of stockholders in lieu of its annual meeting (the “Special Meeting”) to consider eight proposals related to the Company’s contemplated merger (the “Merger”) with Nutex Health Holdco LLC (“Nutex”) pursuant to the Agreement and Plan of Merger dated as of November 23, 2021 (the “Merger Agreement”) among the Company, Nutex, Nutex Acquisition LLC, Micro Hospital Holding LLC, Nutex Health LLC, and Tom Vo, as the Nutex Representative. Each of the Company’s proposals was approved by the requisite vote of the Company’s stockholders as described below.

At the close of business on January 27, 2022, the record date for the Special Meeting, there were 47,200,627 shares of common stock of the Company outstanding. The holders of a total of 36,424,794 shares of the Company’s common stock were represented at the Special Meeting in person or by proxy, representing approximately 77% of the Company’s shares of common stock entitled to vote at the Special Meeting, which total constituted a quorum for the Special Meeting in accordance with the Company’s bylaws.

The proposal to approve the Merger and the other transactions contemplated by the Merger Agreement , including the issuance of shares of common stock of the Company to Nutex members as consideration in the Merger (Proposal No. 1), the proposal to approve the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to change the Company’s name, to increase the number of authorized shares of Common Stock of the Company and to remove authorized shares of preferred stock (Proposal No.2), the proposal to approve the Amended and Restated Bylaws (“Bylaws”) of the Company to change the Company’s name, change the voting threshold required to amend the Bylaws, and provide that the Court of Chancery in Delaware or state or federal courts located within Delaware be the exclusive forum over certain actions and claims (Proposal No. 3), the proposal to approve the Amended and Restated Nutex 2022 Equity Incentive Plan (Proposal No. 4), the proposal to elect seven directors to the Company’s board of directors (Proposal No. 5), the proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers pursuant to the golden parachute proposal (the “Golden Parachute Proposal”) (Proposal No. 6), the proposal to approve the auditor ratification (the “Auditor Ratification Proposal”) (Proposal No. 7) and the proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary (Proposal No. 8) each exceeded the requisite percentages for approval of such proposal. The stockholder approvals are subject to the completion of the Merger.

The final voting results for each of these proposals is set forth below. Brokers did not have discretionary authority to vote for any of the proposals for the shares of the Company’s common stock held in street name, and as a result, no broker non-votes were received for any proposals. For more information on these proposals, please refer to the Company’s joint proxy statement/prospectus for the Special Meeting, filed with the Securities and Exchange Commission on February 14, 2022.

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Proposal 1. To approve the Merger pursuant to the terms and conditions of the Merger Agreement and the transactions contemplated thereunder:

36,390,577 For	34,211 Against	6 Abstain	0 Broker Non-Votes

Proposal 2. Approve the Charter [to change the Company’s name and increase the number of shares of Common Stock the Company is authorized to issue and remove authorized shares of preferred stock:

36,390,583 For	34,211 Against	0 Abstain	0 Broker Non-Votes

Proposal 3. Approve the Bylaws to change the Company’s name, change the voting threshold to amend the Bylaws, and provide that Delaware courts be the exclusive form for certain actions and claims:

36,216,112 For	208,682 Against	0 Abstain	0 Broker Non-Votes

Proposal 4. Approve the Amended and Restated Nutex 2022 Equity Incentive Plan:

36,284,370 For	136,289 Against	4,135 Abstain	0 Broker Non-Votes

Proposal 5. To elect seven directors to serve as members of the Company’s board:

Name	For	Withheld	Broker Non-Votes
Warren Hosseinion, M.D.	36,387,570	37,224	0
Thomas T. Vo, M.D.	35,852,302	572,492	0
Matthew S. Young, M.D.	35,678,004	746,790	0
John Waters	34,852,302	1,572,492	0
Cheryl Grenas, R.N., M.S.N.	35,852,302	572,492	0
Michael L. Reed	34,795,159	1,629,635	0
Mitchell Creem	34,852,302	1,572,492	0

Proposal 6. To consider and vote on a proposal to approve, in a non-binding advisory vote, certain compensation arrangements for the Company’s named executive officers pursuant to the Golden Parachute Proposal:

33,424,114 For	1,312,725 Against	1,687,955 Abstain	0 Broker Non-Votes

Proposal 7. Approve the Auditor Ratification Proposal:

35,852,302 For	34,210 Against	538,282 Abstain	0 Broker Non-Votes

Proposal 8. To adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3, 4, 5, 6, or 7:

35,603,503 For	208,498 Against	612,793 Abstain	0 Broker Non-Votes

Item 7.01. Regulation FD Disclosure.

On March 16, 2022, the Company issued a press release announcing the results of the Special Meeting. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section and is not to be incorporated by reference into any filings of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 16, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLINIGENCE HOLDINGS, INC.

Dated: March 16, 2022	By:	/s/ Warren Hosseinion
	Name:	Warren Hosseinion
	Title:	Chief Executive Officer

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